STOCK PURCHASE AGREEMENT


                                     BETWEEN


                          TEXAS SAVINGS HOLDING COMPANY

                                     SELLER


                      GREAT MIDWEST LIFE INSURANCE COMPANY

                                      BUYER



                                FEBRUARY 15, 2000


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                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is made and entered into effective the 15th day of February, 2000 by and among GREAT MIDWEST LIFE INSURANCE COMPANY, a Texas Corporation (The "Buyer"), and TEXAS SAVINGS HOLDING COMPANY, a Texas Corporation (the "Seller").

                                   WITNESSETH:

         The Seller owns all of the issued and outstanding capital stock of Texas Savings Life Insurance Company ("TSLIC"), a Texas Corporation. The Buyer wishes to purchase and the Seller wishes to sell all of the issued and outstanding stock of TSLIC (the "Shares").

         In consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

                              I. SALE OF THE SHARES

         1.01 Description of the Shares. There is presently authorized 500,000 Shares of the $1.00 par value common stock of TSLIC, of which 400,000 common Shares are issued and outstanding, which Shares are owned as follows: (copies of the certificates which are attached hereto, together with copies of the Articles of Incorporation and By-laws, as Exhibit "1"). The rights, duties, obligations and preferences of all classes of stock are set forth in the Articles as shown on Exhibit "1".
                  Shareholder:      TEXAS SAVINGS HOLDING COMPANY

                     400,000          Common Shares
                     -------






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         1.02 Sale and Purchase of the Shares of TSLIC. Subject to all the terms and conditions hereof, and in reliance upon the representations and warranties of the Buyer contained herein, the Seller hereby agrees to sell 100% of all of the authorized and issued Shares of capital stock of TSLIC, which, heretofore, have been authorized and/or issued, to the Buyer at the closing herein, and the Buyer, subject to all the terms and conditions hereof, and in specific reliance upon the representations and warranties of the Seller contained herein, fully agrees to purchase the Shares of TSLIC from the Seller for the Purchase Price and in the manner set forth below.

                          II. TERMS OF THE TRANSACTION

         2.01 Purchase Price. The Purchase Price per share for the Shares to be purchased pursuant to this Agreement shall be based upon an amount equal to the statutory capital and surplus of TSLIC, as of December 31, 1999, as set forth on line 38, page 3 of the Annual Financial Statement to be filed with the Texas Department of Insurance as of March 1, 2000, paid in cash or certified funds at Closing; plus, Four Hundred Thousand ($400,000) Dollars (the "Appraised Value"), as described in Section 2.02, below.

          2.02 Payment of the Purchase Price. The Purchase Price as set forth in Paragraph 2.01 shall be paid by the Buyer, at closing, as follows:

               A. The Purchase Price for the capital and surplus shall be paid in cash in the form of a bank cashier's or certified check representing immediately available funds.

               B. The Purchase Price for the Appraised Value shall be paid as follows:









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               1.  The  sum  of  Four  Hundred   Thousand  and  no/100   Dollars
($400,000.00) shall be paid in cash in the form of a bank cashier's or certified check representing immediately available funds.

         2.03 Financial Statement(s). Seller has provided to Buyer a true and accurate copy of TSLIC's September 30, 1999 Quarterly Financial Statement as filed with the Department (herein call "the Financial Statements") and TSLIC's most recent Examination Report, which are attached hereto as Exhibit "2." As soon as it is prepared in final form and filed with the Department, a true and correct copy of TSLIC's December 31, 1999 statutory Annual Financial Statement shall be delivered to Buyer and shall replace TSLIC's September 30, 1999 statutory Quarterly Financial Statement as the "Financial Statements" referenced in this Agreement and shall be attached hereto and become a part of Exhibit "2."

          2.04  Conditions  Precedent  to Closing.  As a condition  precedent to
Closing:


               A. Buyer shall have from date of execution of this Agreement until March 15, 2000 (the "Inspection Period") in which to examine all of the books, records, and documents of TSLIC together with all Exhibits as set forth in this Agreement, which are to be provided by Seller to Buyer for Buyer's review, in which to satisfy itself as to the condition of TSLIC.

                    (i) Buyer shall have the right to notify Seller of any reasons, in Buyer's sole discretion, at any time prior to Closing for terminating this contract by giving written notice to Seller specifying such reasons in detail.




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                    (ii) In the event  Seller is  unwilling or unable to correct
Buyer's objections to the sale within five (5) days of notice (said notice specifying such reasons), notice to be delivered by facsimile or hand delivery, the Buyer, in its sole discretion, may terminate this Agreement prior to Closing, and thereafter all respective rights and obligations of the parties under this Agreement shall cease.

               B. If, in Seller's reasonable opinion, at any time Buyer is not diligently pursuing approval of its Form A by the Department, Seller may terminate this Agreement by giving Buyer at least five (5) days advance written notice of its intent to cancel, if Buyer does not, within that five (5) day period, satisfy Seller that it is diligently pursuing the Form A approval.

          2.05  Closing Contingencies.

               A. The closing of this transaction shall be specifically contingent upon the Buyer receiving approval by the Texas Department of Insurance ("Department") of Buyer's Form A Acquisition Statement application ("Form A") to acquire TSLIC. The Buyer shall file a complete Form A with the Department no later than February 25, 2000, and shall make a diligent effort to obtain its approval and to comply with, in Buyer's reasonable opinion, the requirements of the Department for such approval. Seller agrees to assist and cooperate with Buyer in the Form A application process.

               B. If Buyer's Form A to acquire TSLIC is not approved by the Department, on or before March 31, 2000, then, at Buyer's option, this Agreement may be canceled by Buyer and all obligations of either party hereunder shall terminate.





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                                  III. CLOSING

          3.01 Time and Place and Obligations to Close. The Closing of the sale and purchase of the Shares will take place on or before the Tenth (10th) business day after the receipt of the final order granting approval of Buyer's Form A by the Department, but no later than April 15, 2000, unless otherwise agreed to by Seller. Closing shall be held at the offices of TSLIC, 3636 Executive Center Drive, Ste. G-22, Austin, TX 78731 at 10:00 a.m., or at such other time and place as the parties may mutually agree.

          3.02 Deliveries by the Seller. At the Closing, the Seller will deliver to the Buyer the following:

               A. Certificates representing the Shares accompanied by stock powers duly executed in blank and otherwise in form acceptable for transfer on the books of TSLIC.

               B. The stock books, stock ledgers, minute books and corporate seal of TSLIC, together with all other records, books and documents of TSLIC which are located in or without the corporate premises of TSLIC.

               C. Resignation of all officers and directors of TSLIC.

               D. A certificate of compliance with this Agreement under Section 5.01, hereof.

               E. Seller's Special Representation pursuant to Section 5.06, hereof.

          3.03 Deliveries by the Buyer. At the Closing, the Buyer will deliver to the Seller the following:




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               A. The Buyer's bank  cashier's or  certified  check  representing immediately available funds, for the cash portions of the Purchase Price due at Closing.

               B.  A   certificate   of  compliance   with  Buyer's   covenants,
representations and warranties under this Agreement, pursuant to Section 7, hereof.

             IV. RESTRICTION ON THE SELLER'S CONDUCT PENDING CLOSING

         During the period pending Closing, the Seller agrees that, except as otherwise consented to by the Buyer in writing, the Seller will comply with the following as regards TSLIC:

          4.01  Mortgage, Pledge, Etc.   The Seller will not permit or allow any
of the properties or assets, real, personal, or mixed, tangible, or intangible, of TSLIC to be mortgaged, pledged, or subjected to any lien or encumbrance.

          4.02 Waived Rights, Etc. The Seller will not cancel or allow any other debts or claims, or waive any rights of substantial value, or sell or transfer any of TSLIC's properties or assets, real, personal, or mixed, tangible, or intangible, except in the ordinary course of business and consistent with past practice.

          4.03 Compensation. The Seller will not grant or allow any general uniform increase in the compensation of TSLIC's employees (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, or other plan or commitment), or any increase in any compensation payable or to become payable to any officer or employee, and no such increase (whether general or otherwise) is required by any agreement, plan, statute, or regulation.



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          4.04  Capital  Expenditures.  The  Seller  will not make or allow  any capital expenditures or commitments by TSLIC without first obtaining Buyer's consent.

          4.05 Accounting. The Seller will not make any material change in any method of accounting or accounting practice for TSLIC, except as otherwise required by law.

          4.06 Payments to Officers. The Seller will not pay, loan, or advance any amount to, or sell, transfer, or lease any properties or assets (real, personal, or mixed, tangible or intangible) to, or enter into any agreement or arrangement with TSLIC's officers or directors or any "affiliate" or "associate" of any such officers or directors (as such terms are defined in the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended), except for compensation to officers, and reimbursement of expenses incurred by employees in connections with their current employment, nor will it allow any such occurrences, except in the ordinary course of business and disclosed to Buyer.

          4.07 Dividends. Except as required in connection with the Administrative Oversight by the Department, and with prior notice to Buyer, the Seller will not declare or pay any dividend, or declare or make any distribution on, or directly or indirectly redeem, purchase, or otherwise acquire any Shares of TSLIC's outstanding capital stock, nor will it allow any such occurrence.

          4.08 Reinsurance. The Seller will provide Buyer with copies of all reinsurance, agreements or treaties currently in force, together with all changes, addendums, and endorsements.






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          4.09 Agents.  The Seller will attempt,  in good faith, to maintain and renew all agent's contractual relationships with TSLIC prior to Closing.

          4.10 Corporate Existence. The Seller will maintain, renew, and keep in full force and effect TSLIC's corporate existence, rights, and franchises.
Except as required by the Administrative Oversight, and with prior notice to Buyer, the Seller will not amend TSLIC's charter or by-laws; and TSLIC will duly comply with all laws, rules, and regulations applicable to TSLIC and to the conduct of its business.

          4.11 Merger, Etc. The Seller will not merge or consolidate TSLIC with any other person, firm or corporation or acquire any new business through TSLIC in any manner which involves the assets of TSLIC other than insurance sales in the ordinary course of business.

          4.12 Changes. The Seller will not suffer any material damage, destruction or loss (whether or not covered by insurance) affecting TSLIC's properties, business or prospects, or waive any rights of substantial value.

                    V. CONDITIONS OF THE BUYER'S OBLIGATIONS

          All obligations of the Buyer are subject to the fulfillment, as an absolute condition precedent to performance hereunder, prior to or at the Closing, of each of the following conditions by the Seller:

          5.01 Performance. The Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be so performed or complied with and a certificate signed by the Seller to such effect shall be delivered to the Buyer at the Closing.







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


         5.02 Consents. All consents from third parties required to consummate the transactions contemplated by this Agreement shall have been obtained.

          5.03   Resignations.   The  Buyer  shall  have  received  the  undated
resignations of all of TSLIC's directors and officers.

          5.04 Financial Condition. That Buyer shall have satisfied itself of financial condition of TSLIC which is accurately reflected in the Financial Statement attached as Exhibit "2", and shall be satisfied that there has been no material change in the financial condition of TSLIC as reflected in the Exhibit "2" through the Closing.

          5.05 Approval. On or before the date of Closing, the Commissioner of Insurance of Texas shall have given his consent and issued its final order approving Buyer's Form A for the consummation of this Agreement.

          5.06 Special Representation. The Buyer shall have received from Seller, a special representation, acceptable to the Buyer, to the effect that:

               A. Seller, is a corporation duly organized and existing in good standing under the laws of the State of Texas, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted; and that Seller has taken proper corporate action to approve such sale.

               B. The Seller, whether corporate or otherwise, has full power and authority to convey, assign, transfer and deliver the shares of stock to be transferred hereunder.



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               C. The Certificates of TSLIC to be transferred  hereunder are the sole and only validly issued and outstanding shares of capital stock of TSLIC and represent One Hundred percent of interests of Seller to be conveyed pursuant to this Agreement.

               D. All corporate acts of Seller and other proceedings required to be taken by or on the part of Seller to authorize it to carry out this Agreement have been approved.

               E. The persons, executing this Agreement on behalf of Seller have been duly authorized and have full power to execute this Agreement on behalf of Seller.

               F. The Officers and Directors of TSLIC as set forth in the Certificate of Incumbency, attached hereto as Exhibit "10", are the sole, only and duly elected officers and directors of TSLIC.

               G. To the best of Seller's knowledge, after due inquiry, the execution, delivery and performance of this Agreement by Seller, will not violate any provisions of Seller's Articles of Incorporation or By-Laws.

               H. There are no lawsuits pending and to the knowledge of Seller, none threatened against Seller which would, if successful, result in any claim or lien against the shares.

               I. The Minute Book and related files containing the minutes of TSLIC accurately and truly reflect the records and actions of TSLIC.


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                VI. REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller hereby represents and warrants as follows:

          6.01 Title to the Shares. It owns, and will transfer to the Buyer at the Closing, good, valid, and marketable title to all of the Shares of stock of TSLIC, free, and clear of all liens, claims, options, changes, encumbrances whatsoever except as described on Exhibit "3", and that the Seller owns all issued and outstanding Shares of TSLIC. At the time of Closing, there will be no outstanding options, warrants, or rights to purchase or acquire any of the stock of TSLIC, other than to Buyer.

          6.02 Valid and Binding Agreement. This Agreement constitutes a valid and binding Agreement of the Seller, enforceable in accordance with its terms, and neither the execution and delivery of this Agreement, nor , subject to the receipt of approval of the Insurance Commissioner of Texas, the consummation by the Seller of the transactions contemplated hereby (a) violates or will violate the Articles of Incorporation or By-Laws of TSLIC, or any statute or law or any rule, regulation or order of any court or governmental authority, or (b) violates or will violate or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Seller or TSLIC is a party, or by which any of such parties is bound.

          6.03 Organization of TSLIC.

               A. Except as alleged and ultimately proved by the Department in connection with the Administrative Oversight, which is more fully described in Exhibit "11," hereto, TSLIC is a corporation duly organized, validly existing, and in good standing under the laws of Texas and has the corporate power and authority to carry on its business as presently conducted in all states where it is licensed or admitted to do business or is doing business.


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               B.  Copies of the charter  (Articles  of  Incorporation)  and all amendments thereto, of TSLIC not previously provided to Buyer, as certified by the proper governmental official of the domiciliary state, and of its by-laws, as amended to date, as certified by its Secretary (all of which will be delivered to the Buyer one week in advance of Closing), are complete and correct copies of the charter and by-laws of TSLIC, as amended and in effect on the date thereof.

          6.04  Capitalization of the Company.

               A. The authorized capital stock of TSLIC consists of 500,000 shares of Common Stock, $1.00 par value, of which 400,000 shares are duly authorized, validly issued and outstanding, fully paid and non-assessable.

               B. Except for pre-emptive rights, if any, and as between Buyer and Seller there are no outstanding options, warrants, or rights to purchase or acquire any issued, unissued, or treasury shares of capital stock or other securities of TSLIC, and no unissued or treasury shares of capital stock or other securities of TSLIC are reserved for issuance for any purpose and there are no contracts, commitments, agreements, understandings, arrangements, or restrictions to which any of TSLIC or the Seller is a party or by which either of them are bound relating to any shares of common stock or other securities of TSLIC, whether or not outstanding.

               C. The current financial condition of TSLIC is accurately reflected in its Financial Statements attached hereto as Exhibit "2"; there has been no material change in the financial condition of TSLIC as reflected in those Financial Statements, and there are no other debts, known or unknown liabilities, or obligations of TSLIC, whether accrued, absolute, contingent, or otherwise due or to become due (including without limitations, liabilities for taxes of any kind whatsoever), or arising out of transactions occurring, or any state of facts existing, on or prior to the date of such Financial Statements, to the date of Closing, except as may be required by the Administrative Oversight.


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          6.05 Tax Returns.  TSLIC has duly filed all tax  reports  and  returns required to be filed by it and has duly paid all taxes and other charges due or claimed to be due from it by Federal, State or Local taxing authorities (including, without limitation, those due in respect of its properties, income, franchise, licenses, sales, and payrolls).

          6.06 Leases. If required, Exhibit "4" hereto contains an accurate and complete description of the terms of all leases pursuant to which TSLIC leases real or personal property. All such leases are, as of the date hereof, valid and enforceable in accordance with their terms, and in full force and effect without any default thereunder.

          6.07 Litigation. Except as set forth in Exhibit "5" hereto concerning the Administrative oversight, or otherwise, there are no actions, proceedings, or investigations pending, or (to the best knowledge and belief of the Seller) threatened against TSLIC, including without limitations, all matters involving claims or disputes with TSLIC's agents, all matters arising out of reinsurance contracts and treaties, or any matters relating to or arising out of the insurance regulatory authority of any state; and neither TSLIC nor the Seller know or has any reason to know of any basis for any such action, proceeding, or investigation. There is no event or condition of any kind or character pertaining to the business or assets of TSLIC that may materially and adversely affect any such business or assets.





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


          6.08 Bank Accounts. At least one week prior to Closing, the Seller will deliver to the Buyer copies of all records, including all signature or authorization cards pertaining to such bank accounts.

          6.09 No Outstanding Contract. TSLIC has (i) no outstanding contracts that are not cancelable by it on notice not more than (30) days and without liability, penalty, or premium, except those identified in Exhibit "6" or other Exhibits attached hereto, (ii) no collective bargaining agreements, nor (iii) any agreements that contain any severance or termination pay liability or obligations.

          6.10 No Powers of Attorney. TSLIC has not given any power of attorney to any person, firm, or corporation for any purpose whatsoever other than in connection with the issuance of Notary undertakings. The amount and numbers given to each agent are contained in Exhibit "7" attached hereto.

          6.11 Compliance with Applicable Law. To the best of Seller's knowledge and unless the Department's Administrative Oversight allegations prevail, TSLIC has duly complied, in respect of its operations, real property, equipment, all other property, practices, and all other aspects of its business, with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, and decrees of all governmental authorities (Federal, State, Local or otherwise).

          6.12 Assets Necessary to Business. TSLIC has good, valid, absolute and marketable title to all of its properties and assets, real, personal, and mixed, tangible and intangible, held in each case subject to no lease, mortgage, pledge, lien, charge, security interest, encumbrance, or restriction whatsoever, except as set forth in the Financial Statements attached hereto as Exhibit "2". The furniture, fixtures, and equipment of TSLIC, if any, are in good condition and repair, reasonable wear and tear excepted, as described in the inventory dated _______________, a copy of which is attached hereto as Exhibit "8".


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

          6.13 Unpaid Claims. Except as reflected in the Financial Statements in Exhibit "2" there were, as of the date of such Statements, no unpaid claims or other obligations due or owed with respect to any insurance policy or underwriting contract issued or reinsured by such company other than unreported claims and claims in process incurred in the ordinary course of business consistent with the past practice of such company.

          6.14 Reinsurance Agreement. TSLIC's sole reinsurance agreements or treaties to which it is a party are as set forth and described on Exhibit "9" hereto, each of which is, on the date hereof, a valid and binding agreement of such company, enforceable in accordance with their terms, and in full force and effect, without any defaults thereunder. TSLIC has no knowledge nor any reason to believe that a party to such reinsurance agreements or treaties, is or will be unable to fully satisfy any claims, liabilities, obligations, or expense which might arise thereunder.

          6.15 No Compensation. Neither the Seller or TSLIC has paid or agreed to pay any fee, commission, compensation or other valuable consideration whatsoever to any director, officer, agent of the Company, or employees, in any manner, aiding, promoting, or assisting in the consummation of the transactions contemplated by this Agreement.

          6.16 Disclosure. No representation or warranty by the Seller in this Agreement, or in any writing attached hereto, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact (of which any of the Seller or any of their directors or stockholders has knowledge or notice) required to make the statements herein or therein contained not misleading.


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

          6.17 Employment Contracts. There will be at Closing no employment contracts or agreements, written or verbal or any commitment, with any employee, officer or director of the Seller extending Sellers obligations beyond Closing.

          6.18 Executive Compensation. Except as disclosed in Exhibit "6", there are no executive or employee compensation plans, bonus or deferred compensation plans, stock appreciation rights, phantom stock plans or any employee pension benefit plans, as such terms are defined under "ERISA", including but not limited to life insurance, health insurance, disability benefits, vacation pay, day care and legal services plans, qualified and non-qualified, and all other forms or types of benefit plans.

                  VII. REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents, warrants and agrees as follows:

          7.01 Corporate Organization. Buyer is a life insurance company duly organized, validly existing and in good standing under the laws of the State of Texas, and has all requisite power and authority (corporate and other) to own its properties and assets and to conduct its business as now conducted.

          7.02 Corporate Authority. Buyer has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement, and the performance of Buyer's obligations hereunder shall be duly authorized prior to Closing by the Board of Directors of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize such execution, delivery and performance. Except for requisite corporate approvals set forth in the preceding sentence, this Agreement has been duly executed by Buyer as the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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

          7.03 No Violation. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby to the best of Buyer's knowledge will not:

               A. violate, conflict with or result in the breach of any provision of the charter documents or by-laws of Buyer;

               B. violate any order, writ, judgment, ruling, injunction, award or decree applicable to or binding upon Buyer or upon the assets or properties of Buyer;

               C.  violate  any  statute,   law,   rule  or  regulation  of  any
governmental entity applicable to Buyer or any of its assets or properties;

               D. violate or result in the modification, revocation, termination or suspension of any material license, permit, franchise, authorization or approval of any governmental entity required to permit the continued lawful conduct of Buyer's business in the manner now conducted.

          7.04 Investment Intent. The Buyer is acquiring the Shares of TSLIC for its own account and for investment and not with a view to any resale, distribution, subdivisions, or fractionalization thereof, within the meaning of the Securities Act of 1933, as amended.

                        VIII. OBLIGATIONS OF THE PARTIES

          Pending the Closing, and except as otherwise consented to by the Buyer in writing, the Seller and TSLIC will comply with the following :

          8.01 Full Access. The Seller and TSLIC will permit during normal business hours the Buyer and its counsel, accountants, actuaries, and other representatives, full access to its plants, properties, books and records in order that the Buyer may have full opportunity to make such investigations as it shall desire to make of the affairs of TSLIC, and the officers of TSLIC will furnish the Buyer with such additional financial and operating data and other information as to its business and property as the Buyer shall, from time to time, reasonably request, including, without limitation, information required for inclusion on any application or statement to be made to any governmental or regulatory body in connection with the transactions contemplated by this Agreement.

          8.02 Approvals. As promptly as is practicable, but no later than February 25, 2000, the Buyer shall make a Form A application to acquire TSLIC with the Department, diligently prosecute such Form A application when made, and use its best efforts to obtain, all authorizations and approvals of regulatory bodies or officials, and all consents of third parties necessary to permit the consummation of the transactions contemplated hereby; and the Seller shall cooperate with and assist the Buyer, as requested, in the prosecution by it of all obligations, approvals and consents.

          8.03 Supplemental Information. From time to time prior to the Closing, the Buyer and the Seller will deliver to the other supplemental information concerning events subsequent to the date hereof for inclusion in any Exhibit required to be delivered by the Buyer, by the Seller, or TSLIC hereunder, in order that any statement, representation, or warranty made in this Agreement, or in any such Exhibit, shall continue to be true, complete, and correct in all respects.

          8.04 Financial Statements. The Seller will deliver to the Buyer on or before March 1, 2000, the Statutory Annual Financial Statement of TSLIC as of December 31, 1999, as filed with the Department, and when delivered by Seller to Buyer, such Annual Statement shall replace the Financial Statements contained in
Exhibit 2 for all purposes in this Agreement.

                   IX. CONDITIONS OF THE SELLER'S OBLIGATIONS

          All  obligations of the Seller under this Agreement are subject to the
fulfillment  as  an  absolute  condition   precedent  to  Seller's   performance
hereunder, prior to or at the Closing, of each of the following conditions:

          9.01 Performance. The Buyer shall have performed and complied with all agreements, obligations, and conditions required by this Agreement.

                                X. MISCELLANEOUS

          10.01 Materiality. The word "material", as used in this Agreement to limit or qualify any provision hereof, shall mean:

               A. Either liability to or liability of TSLIC, in an amount of more than Five Thousand Dollars ($5,000.00) as to each such item so limited or qualified, and in an amount of more than Ten Thousand Dollars ($10,000.00) as to all such items so limited or qualified in the aggregate; or

               B. Liability of or action against TSLIC which:

                    1. Would cause the revocation, suspension, limitation, or attempted revocation, suspension, or limitation of any of TSLIC's licenses or other necessary regulatory approvals to do business in any state where the Company is now licensed; or

                    2. The costs to the Buyer concerning which, including fines, penalties, and attorney's fees, to correct or eliminate such effect would not be assumed by Buyer.

               C. Notwithstanding any other provision in this Section 10.01 or in this Agreement, for the purposes of defining the term "material change" as used in Section 5.04 of this Agreement concerning the financial condition of TSLIC, "material change" shall not include, in any amount, market price fluctuations in publicly traded securities owned by TSLIC occurring on or after December 31, 1999, up to and including the date of Closing.

          10.02 Nature and Survival of Representations and Warranties. The representations and warranties contained in and made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all inspections, examinations, and audits made at any time by or on behalf of any of the parties, for a period of one (1) year, other than matters involving misrepresentation of a material fact which shall extend for two (2) years, and other than tax matters, which shall extend for four (4) years.

          10.03 Indemnifications.

               A. Indemnification of Buyer. Seller hereby assumes and agrees to defend, indemnify, protect, save and keep harmless Buyer from and against any and all losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature arising on account of or in any way relating to:

                    1. Any breach or default by Seller in the performance of its obligations hereunder, or under any other agreement, instrument or document executed in connection herewith or therewith;

                    2. Any material inaccurate representation of Seller in respect of this Agreement; or

                    3. Any breach of Seller of a warranty or representation made by Seller in this Agreement. It is understood and agreed, however, that Buyer shall give Seller reasonably prompt written notice of any claim or liability hereby indemnified against, and that Seller shall be entitled to control the defense thereof (unless Buyer elects to undertake its own defense at its own cost, in which case the parties shall cooperate in defending the claim in question to the greatest extent consistent with their respective legal rights, duties and obligations).

               B. Indemnification of Seller. Buyer hereby assumes and agrees to defend, indemnify, protect, save and keep harmless Seller from and against any and all losses, damages, injuries, claims, demands and expenses, including legal expenses, of whatsoever kind and nature arising on account of or in any way relating to:

                    1. Any breach or default by Buyer, in the performance of one or more of their obligations hereunder, or under any other agreement, instrument or document executed in connection herewith or therewith;

                    2. Any material inaccurate representation of Buyer in respect of this Agreement; or

                    3. Any breach by Buyer of a warranty or representation made by Buyer in this Agreement. It is understood and agreed, however, that Seller shall give Buyer reasonably prompt written notice of any claim or liability hereby indemnified against, and that Buyer shall be entitled to control the defense thereof (unless Seller elects to undertake its own defense at its own cost, in which case the parties will cooperate in defending the claim in question to the greatest extent consistent with their respective legal rights, duties and obligations).

          10.04  Termination.

               A. Buyer or Seller shall have the right to terminate during the period from the date hereof to the Closing Date, if either party learns of any fact or condition which is at variance with one or more of the warranties or representations of Buyer or Seller, respectively, as set forth in this Agreement.

               B. Either the Buyer or Seller may, at its election, waive any of its rights to terminate this Agreement under the foregoing provisions, and shall be deemed to have waived such rights upon completion of the Closing under this Agreement.

               C. If the transaction under this Agreement shall not have closed by the date set forth in Section 3.01 because of the inability of the Seller or the Buyer by reason of causes beyond their respective control to carry out performance as contemplated by this Agreement, neither the Buyer, on the one hand, nor the Seller, on the other, shall be liable to the other for any loss, damage, or expenses, and the only remedy of either shall be to terminate this Agreement by notice to the other.

          10.05 Commissions. The Seller and the Buyer acknowledge that there are no agreements with or claims by any party for brokerage commissions or finder's fees in connection with the transactions contemplated by this Agreement. Seller and Buyer will indemnify and hold harmless the other from and against any and all claims or liabilities for brokerage commissions or finder's fees incurred by reason of any action taken by such other party.

          10.06 Expenses. All fees and expenses incurred by the Seller in connection with the transactions contemplated by this Agreement shall be borne by the Seller, and all fees and expenses incurred by the Buyer in connection with the transactions contemplated by this Agreement shall be borne by the Buyer.

          10.07 Further Assurances. Seller and Buyer mutually agree that they will, without further consideration, and at their own expense, execute and deliver such other documents, and take such other action, as may reasonably be requested in order to more effectively consummate the transactions contemplated hereby.

          10.08 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the lawfully authorized representatives, successors, and assigns of the parties hereto.

          10.09 Entire Agreement; Amendments. This Agreement, including the Exhibits, schedules, lists and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth herein. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns. Any condition to a party's obligation hereunder may be waived by such party in writing.

          10.10 Headings. The Section and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

          10.11 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, registered or certified mail, return receipt requested, postage prepaid:

         If to the Seller:               R. Kenneth Evans, President
                                         Texas Savings Holding Company
                                         3636 Executive Center Drive, Ste G-22
                                         Austin, TX 78731

         With a Copy to:                 Jeff W. Autrey, Esq.
                                         Cantey & Hanger, Roan & Autrey, L.L.P.
                                         400 West 15th Street, Suite 200
                                         Austin, TX 78701

         If to the Buyer:                Great Midwest Life Insurance Company
                                         P. O. Box 15808
                                         Del City, OK 73155
                                         Attn:  Charles  Smith

         With a Copy to:                 Donald B. Nevard
                                         4800 N. Lincoln Blvd.
                                         Oklahoma City, OK 73105

          10.12 Assignment. So long as such assignment has no material affect on the performance of the Buyer or its assignee to carry out the terms and conditions place upon Buyer by this Agreement, including the successful completion of the Form A process at the Department, the Buyer shall have the right to sell, assign, or transfer this Agreement without prior consent of Seller to an affiliated entity under common control with Buyer at any time during the term of this Agreement, and any such assignee shall acquire all of the rights and assume all of the obligations of the Buyer under this Agreement. Any other assignment shall require approval of Seller.

          10.13 Attorney's Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

          10.14 Governing Law. This Agreement, the terms and conditions and obligations hereunder shall be governed and construed according to the laws of the State of Texas.

          10.15 Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          10.16 Gender. All personal pronouns used in this Agreement shall include the other genders whether used in the masculine or feminine or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date adjacent to their signatures.

         SELLER:  TEXAS SAVINGS HOLDING COMPANY


                  By:
                           ----------------------------------

                           ----------------------------------


                  Title:
                           ----------------------------------

                           ----------------------------------

                  Dated:
                           ----------------------------------

                           ----------------------------------

         BUYER:   GREAT MIDWEST LIFE INSURANCE COMPANY


                   By:
                            ----------------------------------

                            ----------------------------------


                   Title:
                            ----------------------------------

                            ----------------------------------

                   Dated:
                            ----------------------------------

                            ----------------------------------

                                      EXHIBITS
                                      --------

EXHIBIT "1"   Stock Certificates, Articles of Incorporation, Minutes and By-laws
EXHIBIT "2"   Financial Statements
EXHIBIT "3"   Liens, Claims, Options, Charges, and Encumbrances
EXHIBIT "4"   Leases
EXHIBIT "5"   Litigation
EXHIBIT "6"   Outstanding Contracts
EXHIBIT "7"   Powers of Attorney
EXHIBIT "8"   Inventory
EXHIBIT "9"   Reinsurance Agreements
EXHIBIT "10"  Incumbency Certificate
EXHIBIT "11"  Administrative Oversight Agreement








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